Note 12 - Segment Information - Schedule of Revenue by Geographic Area (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Net sales	[1]	$ 1,578,887	$ 1,458,603	$ 1,509,352
Percentage of revenue		100.00%	100.00%	100.00%
UNITED STATES
Net sales		$ 1,492,266	$ 1,374,774	$ 1,408,710
Percentage of revenue		94.50%	94.30%	93.30%
Non-US [Member]
Net sales		$ 86,621	$ 83,829	$ 100,642
Percentage of revenue		5.50%	5.70%	6.70%

[1]	Information received by the CODM as part of net sales includes trade promotion costs representing amounts paid to retailers for shelf space, to obtain favorable display positions, and to offer temporary price reductions for the sale of the Company's products to consumers.